UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

PIONEER FLOATING RATE FUND, INC.

(Registrant)

PIONEER DIVERSIFIED HIGH INCOME FUND, INC.

PIONEER HIGH INCOME FUND, INC.

PIONEER MUNICIPAL HIGH INCOME FUND, INC.

PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC.

PIONEER MUNICIPAL HIGH INCOME OPPORTUNITIES FUND, INC.

(Co-Registrants)

(Exact name of registrant as specified in its charter)

Maryland

811-21654

(Pioneer Floating Rate Fund, Inc.)

811-22014

(Pioneer Diversified High Income Fund, Inc.)

811-21043

(Pioneer High Income Fund, Inc.)

811-21321

(Pioneer Municipal High Income Fund, Inc.)

811-21409

(Pioneer Municipal High Income Advantage Fund, Inc.)

811-23699

(Pioneer Municipal High Income Opportunities Fund, Inc.)

58-2683903

(Pioneer Floating Rate Fund, Inc.)

20-8779403

(Pioneer Diversified High Income Fund, Inc.)

02-0563892

(Pioneer High Income Fund, Inc.)

03-0512430

(Pioneer Municipal High Income Fund, Inc.)

81-0634319

(Pioneer Municipal High Income Advantage Fund, Inc.)

87-0966308

(Pioneer Municipal High Income Opportunities Fund, Inc.)

(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

60 State Street, Boston, MA	02109
(Address of principal executive offices)	(Zip Code)

617-742-7825

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 6, 2025, the Board of Directors of Pioneer Diversified High Income Fund, Inc., Pioneer Floating Rate Fund, Inc., Pioneer High Income Fund, Inc., Pioneer Municipal High Income Advantage Fund, Inc., Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Opportunities Fund, Inc. (each, a “Fund”) amended the Bylaws of the Fund to remove Article II, Section 13. That repealed Article II, Section 13 made the Fund subject to the Maryland Control Share Acquisition Act, which had the effect of limiting the exercise of voting rights in certain circumstances of a person who acquires more than a certain level of ownership of the Fund’s common stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2025

Pioneer Floating Rate Fund, Inc.
Pioneer High Income Fund, Inc.
Pioneer Diversified High Income Fund, Inc.
Pioneer Municipal High Income Fund, Inc.
Pioneer Municipal High Income Advantage Fund, Inc.
Pioneer Municipal High Income Opportunities Fund, Inc.

/s/ Patricia McClain
Name: Patricia McClain
Title: Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Amended and Restated Bylaws